Exhibit 99.1

FOR IMMEDIATE RELEASE

Supernova Partners Acquisition Company III, Ltd. Announces the Separate Trading of its Class A Ordinary Shares and Redeemable Warrants Commencing May 13, 2021

WASHINGTON, D.C., May 10, 2021 /PRNewswire/ — Supernova Partners Acquisition Company III, Ltd. (NYSE: STRE.U) (the “Company,” “us” or “our”) today announced that, commencing May 13, 2021, holders of the units sold in the Company’s initial public offering of 28,103,449 units completed on March 25, 2021, may elect to separately trade the Class A ordinary shares and redeemable warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (the “NYSE”) under the symbol “STRE.U,” and the Class A ordinary shares and redeemable warrants that are separated will trade on the NYSE under the symbols “STRE” and “STRE WS,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and redeemable warrants.

The Company is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company will look to partner with a technology company focused on internet, consumer, media and similar businesses.

The Company is led by the team that founded its predecessors, Supernova Partners Acquisition Company, Inc. and Supernova Partners Acquisition Company II, Ltd., consisting of Spencer Rascoff, a serial entrepreneur who co-founded Hotwire and Zillow and who led Zillow as CEO for nearly a decade; Alexander Klabin, founder and CEO of Ancient Management LP, and co-founder of Senator Investment Group; Robert Reid, an investor who worked for 21 years at Blackstone in its Private Equity Group; and Michael Clifton, an investor who was most recently a senior investment professional at The Carlyle Group.

The units were initially offered by the Company in an underwritten offering. J.P. Morgan Securities LLC and Jefferies LLC served as book-runners for the offering.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting:

J.P. Morgan Securities LLC

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

Telephone: 866-803-9204

Email: prospectuseq_fi@jpmchase.com

or

Jefferies LLC

Attention: Equity Syndicate Prospectus Department

520 Madison Avenue, 2nd Floor

New York, NY 10022

Telephone: 1-877-821-7388

Email: Prospectus_Department@Jefferies.com

The registration statement relating to the securities became effective on March 22, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Supernova Partners Acquisition Company III, Ltd.

Katie Curnutte

katie@supernovaspac.com